UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event Reported): May 7, 2014

CORDIA BANCORP INC.
(Exact Name of Registrant as Specified in Charter)

Virginia	26-4700031
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification Number)

11730 Hull Street Road, Midlothian, Virginia 23112
(Address of principal executive offices, including zip code)

Registrant's telephone number, including area code: (804) 763-1322

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On May 7, 2014, Cordia Bancorp Inc. issued a news release announcing its results of operations and financial condition for the first quarter ended March 31, 2014. A copy of the news release is included as Exhibit 99.1 to this report.

Item 9.01. Financial Statements and Exhibits.

Exhibits

	Number	Description

	99.1	Press release dated May 7, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 7, 2014	CORDIA BANCORP INC.
	By:	/s/ MARK A. SEVERSON Mark A. Severson EVP/CFO